Certification of Chief Executive Officer of Pennsylvania Commerce Bancorp, Inc. pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

The undersigned hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and in connection with this Annual Report on Form 10-K, that:

o  The  report  fully  complies  with the  requirements  of Section
   13(a) or 15(d) of the  Securities Exchange Act of 1934, as amended and

o The information contained in the report fairly represents, in all material respects, the company's financial condition and results of operations.

/s/ Gary L. Nalbandian
------------------------------------------------
Gary L. Nalbandian,
Chief Executive Officer



Dated: March 31, 2003